SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026 (November 8, 2026)

CKX LANDS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 493-2399
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Investment Agreement

On November 8, 2026, CKX Lands, Inc., a Louisiana corporation (“CKX” or the “Company”), entered into an Investment Agreement (the “Investment Agreement”), with Jacobs Private Equity II, LLC, a Delaware limited liability company (“JPE”), and the other investors party thereto (collectively with JPE, the “Investors”), providing for an aggregate investment by the Investors of $1,000,000,000 in cash in the Company (collectively, the “Equity Investment”). Following the closing of the Equity Investment, JPE will be the controlling stockholder of the Company and Brad Jacobs, who controls JPE, will become Chairman and Chief Executive Officer of the Company.

Prior to the closing of the Equity Investment, the Company will convert from a Louisiana corporation into a Delaware corporation pursuant to a plan of domestication (the “conversion”) and, following the conversion, will effect a holding company reorganization pursuant to which a newly formed Delaware corporation (“NewCo”) will become the parent company of the Company and the publicly traded company, and each outstanding share of the Company’s common stock will be converted into one equivalent share of NewCo common stock (the “holding company reorganization”). NewCo will be the issuer of the Securities (as defined below), and references below to the Company with respect to periods following the holding company reorganization refer to NewCo.

The Securities

In connection with the conversion, the Company will adopt a certificate of incorporation to, among other things, effect a 4.1744380:1 reverse stock split with respect to the Company’s common stock. Upon the closing of the Equity Investment and giving effect to the reverse stock split, the Company will issue to the Investors, in the aggregate: (a) 1,000,000 shares of Convertible Perpetual Preferred Stock of the Company (the “Preferred Stock”) that, in aggregate, will be convertible into approximately 219 million shares of the Company’s common stock at an initial conversion price of $4.57 per share (equivalent to $1.09 per share pre-split), subject to customary anti-dilution adjustments; and (b) warrants to purchase an additional approximately 219 million shares of the Company’s common stock (the “Warrants” and, together with the Preferred Stock, the “Securities”) at initial exercise prices of $4.57 per share (equivalent to $1.09 per share pre-split) with respect to 50% of the warrants, $6.85 per share (equivalent to $1.64 per share pre-split) with respect to 25% of the warrants, and $13.70 per share (equivalent to $3.28 per share pre-split) with respect to the remaining 25% of the warrants, in each case subject to customary anti-dilution adjustments. Following the closing of the Equity Investment, the Investors will own approximately 99.78% of the Company’s common stock on an as-converted, as-exchanged basis. The terms of the certificate of incorporation (which includes the 4.1744380:1 reverse stock split) are more fully set forth in Exhibit F to the Investment Agreement filed herewith and incorporated by reference herein.

The Preferred Stock will pay quarterly cash dividends, when, as and if declared by the Company’s board of directors, equal to the greater of (a) the as-converted dividends on the underlying Company common stock for the relevant quarter and (b) 9% of the then-applicable liquidation preference (initially $1,000 per share) per annum. Accrued and unpaid dividends for any quarter will accrete to liquidation preference for all purposes. The Preferred Stock will not be redeemable and will vote together with the Company’s common stock on an as-converted basis on all matters, except as otherwise required by law, and separately as a class with respect to certain matters implicating the rights of holders of shares of Preferred Stock. The terms of the Preferred Stock are more fully set forth in Exhibit A to the Investment Agreement filed herewith and incorporated by reference herein.

Each Warrant will initially be exercisable at any time and from time to time from the closing date until the tenth anniversary of the closing date, at the option of the holder thereof, into one share of Company common stock at the exercise prices described above, subject to customary anti-dilution adjustments. The terms of the Warrants are more fully set forth in Exhibit B to the Investment Agreement filed herewith and incorporated by reference herein.

Cash Dividend

Also pursuant to the Investment Agreement, the Company’s stockholders as of the date on which the holding company reorganization becomes effective will be entitled to receive an aggregate cash dividend of $20,800,660, to be paid seven days after such date. The dividend will not be paid unless the Equity Investment is consummated.

Approvals and Closing Conditions

The Investment Agreement and the transactions contemplated by the Investment Agreement have been unanimously approved by the Company’s board of directors. The approval of the Equity Investment, the certificate of incorporation (including the 4.1744380:1 reverse stock split contemplated therein), the plan of domestication (including the conversion and the holding company reorganization) and any equity incentive plan proposed by JPE prior to the mailing of the definitive proxy statement are subject to Company stockholder approval at a stockholders’ meeting. The transactions are also subject to the receipt of necessary antitrust approvals and the satisfaction of other customary closing conditions.

Governance and Management

Following the closing of the Equity Investment, the board of directors of the Company will be reconstituted such that (a) the number of seats on the board of directors will be as directed by JPE, (b) each of such directors (including Jacobs) will be individuals designated by JPE, (c) each standing committee of the board of directors of the Company will be reconstituted in a manner designated by JPE and (d) Jacobs will be appointed as the Chairman of the Board of Directors of the Company and Chief Executive Officer of the Company. In addition, the Company will change its name and trading symbol as determined by JPE.

Under the Investment Agreement, prior to the closing of the Equity Investment, the Company will enter into an employment agreement with Jacobs, effective as of the closing.  Mr. Jacobs will be CEO and nominated for the Board.   The employment agreement is expected to be for a five-year term and provide an annual base salary, a target annual bonus, annual equity awards with the first grant made promptly after closing, and severance protections.   Mr. Jacobs will have the ability to continue to provide services to QXO and bound by a non-compete and non-solicit.

No Solicitation; Termination

Under the Investment Agreement, the Company will be subject to restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and enter into discussions or negotiations with third parties regarding alternative acquisition proposals, subject to the exceptions set forth in the Investment Agreement. The Investment Agreement contains termination rights for both JPE and the Company, including, among others, for either party if the closing of the Equity Investment has not occurred by June 30, 2027, for the Company if its Board changes its recommendation to its stockholders of the Equity Investment in connection with a Superior Proposal (as defined in the Investment Agreement) to acquire the Company, and for JPE in the event of the Board changing its recommendation to its stockholders of the Equity Investment. Upon termination of the Investment Agreement in connection with a Superior Proposal and certain other circumstances described in the Investment Agreement, the Company may be obligated to pay JPE a termination fee of $1,000,000.

Under the Investment Agreement, JPE will be permitted to terminate the Investment Agreement, in its sole discretion, at any time prior to the mailing of the definitive proxy statement, in which case JPE will pay the Company a termination fee of $5,000,000.

Registration Rights Agreement and Stockholders Agreement

Concurrently with the closing of the Equity Investment, the Company and the Investors will enter into a Registration Rights Agreement providing for customary demand, shelf and piggyback registration rights with respect to the shares of Preferred Stock and Warrants and the shares of Company common stock issuable upon conversion or exercise thereof, in the form attached as Exhibit C to the Investment Agreement filed herewith and incorporated by reference herein. In addition, concurrently with the closing of the Equity Investment, the Company and the Investors will enter into a stockholders agreement, pursuant to which, among other things, the Investors other than JPE will agree to vote their shares as directed by JPE (subject to limited exceptions) and not to transfer their Securities for five years following the closing of the Equity Investment (subject to certain exceptions), in the form attached as Exhibit L to the Investment Agreement filed herewith and incorporated by reference herein.

Other Terms

The Company and the Investors have made customary representations and warranties and covenants in the Investment Agreement, including covenants of the Company regarding the conduct of its business prior to the closing of the Equity Investment. If the closing of the Equity Investment occurs, the Company will reimburse JPE for its reasonable costs and expenses incurred in connection with the transactions contemplated by the Investment Agreement.

The Investment Agreement contains representations, warranties, covenants and other terms, provisions and conditions that the parties thereto made to each other as of specific dates. The assertions embodied therein were made solely for purposes of the Investment Agreement and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating their respective terms. Moreover, they may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties thereto rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information at the time they were made or otherwise. Unless required by applicable law, the Company undertakes no obligation to update such information.

The foregoing descriptions of the Investment Agreement and the related Exhibits do not purport to be complete and are subject to, and qualified by, the full text of the Investment Agreement and the Exhibits thereto, copies of which are filed as Exhibit 2.1 and incorporated herein by reference.

Voting and Support Agreements

On November 8, 2026, concurrently with the execution and delivery of the Investment Agreement, William Gray Stream, the Company’s President and chairman of its board of directors, and a holder of approximately 10% of the Company’s outstanding common stock, entered into a voting and support agreement with JPE pursuant to which Mr. Stream has agreed, among other things, to vote in favor of the approval of the Equity Investment and the other transactions contemplated by the Investment Agreement, on the terms set forth therein. Ottley Properties, LLC, the holder of approximately 18% of the Company’s outstanding common stock, has also committed to the Company that it will vote in favor of the approval of the Equity Investment and the other transactions contemplated by the Investment Agreement.

The foregoing description of each of the voting and support agreements does not purport to be complete and is subject to, and qualified by, the full text thereof, copies of which are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Subject to the terms and conditions of the Investment Agreement, the Securities will be issued only to the accredited investors party to the Investment Agreement, in accordance with Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as an offering not involving any public offering. Any shares of the Company’s common stock issued upon conversion of the Preferred Stock or upon a cashless exercise of the Warrants are expected to be issued in reliance on Section 3(a)(9) of the Securities Act, and any shares issued upon a cash exercise of the Warrants are expected to be issued in reliance on Section 4(a)(2) of the Securities Act. The terms of the Securities set forth under Item 1.01 herein are hereby incorporated by reference into this Item 3.02.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, are forward-looking statements. These statements are based on plans, estimates, expectations, projections and goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include, among others:

●
uncertainties as to the completion of the equity investment and other transactions contemplated by the Investment Agreement, including the risk that one or more of the transactions may involve unexpected costs, liabilities or delays;

●	the risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;

●	the possibility that competing transaction proposals may be made;

●
the risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan following the closing of the equity investment, including in an amount that may significantly exceed the amount of the equity investment, and the effects that raising such capital may have on the Company and its business, including the risks of substantial dilution or a substantial decline in the trading price of the Company’s common stock;

●	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;

●
the effects that the announcement, pendency or consummation of the equity investment and other transactions contemplated by the Investment Agreement may have on the Company and its current or future business, or on the price of the Company’s common stock;

●	the risk that the transactions contemplated by the Investment Agreement may divert management’s attention from the Company’s ongoing business operations;

●	the costs, fees and expenses related to the transactions contemplated by the Investment Agreement;

●	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;

●
the possibility that the warrants and the preferred stock contemplated by the Investment Agreement, if issued, may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

●
the possibility that all of the closing conditions to the equity investment and the other transactions contemplated by the Investment Agreement may not be satisfied or waived, or any other required third-party, regulatory or other consents or approvals may not be obtained within the expected timeframe, on the expected terms, or at all, including the possibility that the Company may fail to obtain stockholder approval for the transactions contemplated by the Investment Agreement;

●
the effects that a termination of the Investment Agreement may have on the Company, including the risk that the price of the Company’s common stock may decline significantly if the equity investment is not completed;

●	uncertainties regarding the Company’s focus, strategic plans and other management actions;

●
the risk that the Company, following the closing of the equity investment, is or becomes highly dependent on the continued leadership of Mr. Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition, and results of operations;

●	the risk that Mr. Jacobs’ past performance may not be representative of future results;

●
the risks associated with Mr. Jacobs’ control over the Company following the closing of the equity investment, including his ability to influence the Company’s management and affairs and all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions;

●
the possibility that the Company could elect to rely on the “controlled company” exemption under applicable stock exchange rules and that the Company’s stockholders will not have the same protections afforded to stockholders of companies that are not “controlled companies,” including that a majority of the members of the board of directors of the Company may not need to be independent directors, that the Company’s nomination and corporate governance and compensation committees may not need to consist entirely of independent directors and that the compensation of the chief executive officer may not need to be determined or recommended solely by an independent director;

●
the possibility that the concentration of ownership held by Mr. Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;

●	the risk that the Company is unable to attract or retain world-class talent;

●
the risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms or at all, or that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized;

●
the risks that the Company may encounter difficulties in integrating and operating its acquired businesses, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or its ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;

●
the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations, or the price of the Company’s common stock;

●
the risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, resulting in loss of confidential information or other business disruptions;

●	the possibility that new investors in any future financing transactions could gain rights, preferences, and privileges senior to those of the Company’s existing stockholders;

●
the risks associated with the uncertain nature of the industry in which Mr. Jacobs, upon becoming chairman and chief executive officer of the Company, plans to pursue acquisitions after consummation of the transactions contemplated by the Investment Agreement;

●
the risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

●
other factors, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements included in this Current Report on Form 8-K speak only as of the date each statement is made. None of the Company, JPE or any other person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed equity investment, the Company will prepare a proxy statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. This Current Report on Form 8-K is not a substitute for the proxy statement or for any other document that the Company may file with the SEC in connection with the proposed equity investment. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents from the Company’s website at www.ckxlands.com or by written request to the Company at 2417 Shell Beach Drive, Lake Charles, Louisiana 70601. Documents filed with the SEC by JPE will also be available, without charge, from the SEC’s website at www.sec.gov.

Participants in the Solicitation

JPE, Mr. Jacobs and the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed equity investment and the other transactions contemplated by the Investment Agreement. Information about the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, can be found under the captions “Beneficial Ownership of Common Stock,” “Executive Compensation,” and “Director Compensation” contained in the proxy statement for the Company’s 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2026, a copy of which can be obtained for free using the contact information above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Neither JPE nor Mr. Jacobs has any direct or indirect interest, by security holding or otherwise, in the Company, except as described in this Current Report on Form 8-K. The interests of the Company and its directors and executive officers with regard to the proposed equity investment may differ from the interests of the Company’s stockholders generally, and stockholders may obtain additional information by reading the proxy statement and other relevant documents regarding the proposed equity investment and the other transactions contemplated by the Investment Agreement, when filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1*†	Investment Agreement, dated November 8, 2026, by and among the Registrant, Jacobs Private Equity II, LLC and the other investors party thereto.
10.1*	Voting and Support Agreement, dated November 8, 2026, by and between Jacobs Private Equity II, LLC and William Gray Stream.
10.2*	Voting Agreement, dated November 8, 2026, by and between the Registrant and Ottley Properties, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†
Certain schedules have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the SEC on a confidential basis upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: November 9, 2026	By:	/s/ William Gray Stream
William Gray Stream President